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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                October 16, 2000



                             CELERITY SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                       0-23279                      52-2050585
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(State or Other                (Commission File            (IRS Employer
 Jurisdiction of                   Number)                  Identification No.)
 Incorporation)

                            122 Perimeter Park Drive
                           Knoxville, Tennessee 37922
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                    (Address of Principal Executive Offices)

                    Registrant's Telephone Number, including
                            area code: (865) 539-5300
                                      ----------------


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                 (Former Address, if changed since last report)





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Item 5:  OTHER EVENTS

         The following disclosure is qualified in its entirety by the Amendment to the Line of Credit Agreement attached hereto as Exhibit 99.1.

         Effective September 30, 1999, Celerity entered into a line of credit agreement with GMF Holdings ("GMF"), pursuant to which Celerity could require GMF to purchase up to $5,000,000 principal amount of Celerity's 4% subordinated convertible debentures due September 2004, as more fully described in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 8, 1999. At September 29, 2000, Celerity had issued $550,000 of debentures to GMF. GMF's obligation to purchase additional debentures terminated on September 30, 2000, and was amended as of October 16, 2000. On substantially similar terms as the prior agreement, GMF is now obligated to purchase up to $10,000,000 principal amount of convertible debentures until October 31, 2001. Celerity has filed a registration statement covering the resale by GMF of up to 7,000,000 shares of common stock issuable upon conversion of the convertible debentures.

Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (c)      Exhibits

                         99.1 Amendment to the Line of Credit Agreement between Celerity Systems, Inc. and GMF Holdings, dated October 16, 2000 (Incorporated by reference to Exhibit 10.28 to the Registration Statement on Form SB-2 filed on October 27, 2000.)

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 9, 2000

                                       CELERITY SYSTEMS, INC.



                                       By: /s/ Kenneth D. Van Meter
                                           -------------------------------
                                           Kenneth D. Van Meter
                                           President and Chief Executive Officer


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